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                                                                    EXHIBIT 23.3




                       CONSENT OF INDEPENDENT ACCOUNTANTS


As independent accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 4, 2000, on our audits of the financial statements of Ferronor S.A. (a Chilean corporation and subsidiary of RailAmerica) included in the RailAmerica, Inc. Form 10-K for the year ended December 31, 2000.


                                                  ARTHUR ANDERSEN-LANGTON CLARKE



/s/ Charles A. Bunce
----------------------
Charles A. Bunce
Santiago, Chile


April 9, 2001